EXHIBIT 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER UNDER SECTION 906
OF THE SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with Quarterly Report on Form 10-Q of New Fortress Energy LLC (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Christopher S. Guinta, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 15, 2019	By:	/s/ Christopher S. Guinta
Christopher S. Guinta
Chief Financial Officer
(Principal Financial Officer)